U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): July 31, 2008


                              Sooner Holdings, Inc.
             (Exact name of registrant as specified in its charter)



       Oklahoma                       0-18344                    73-1275261
       --------                       -------                    ----------
      (state of               (Commission File Number)          (IRS Employer
     incorporation)                                              I.D. Number)

                       921 Northwest 63 Street, Suite 100
                             Oklahoma City, OK 73116
                                 (405) 848-7575
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.
--------------------------------------------------------

         In late July 2008 Sooner Holdings, Inc. ("Sooner") was notified by Murrell, Hall, McIntosh & Co., PLLP of Oklahoma City, Oklahoma ("Murrell, Hall"), the principal independent registered public accountants of Sooner, that Murrell, Hall was merging with a larger accounting firm and that it would no longer perform the audit for Sooner. Murrell, Hall had been engaged as Sooner's principal independent registered public accountants since February 3, 2003.

         The reports of Murrell, Hall on the financial statements of Sooner for its fiscal years ended September 30, 2006 and 2007 contained no adverse opinion or disclaimer of opinion, and, other than raising substantial doubt about Sooner's ability to continue as a going concern, were not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles during the period of its engagement to July 31, 2008, the date of resignation.

         During the past two years or interim periods prior to July 31, 2008, there were no disagreements between Sooner and Murrell, Hall whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Murrell, Hall would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements.

         Sooner provided Murrell, Hall with a copy of the disclosures it makes in this Form 8-K and requested Murrell, Hall to furnish a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Such a letter is filed as an exhibit to this Form 8-K.

         The board of directors of Sooner has not yet named a successor to Murrell, Hall, McIntosh & Co., PLLP.

Item  9.01  Financial Statements and Exhibits.
---------------------------------------------

(a)      Financial Statements.
         ---------------------

         None

(b)      Exhibits
         --------

         The following exhibits are filed, by incorporation by reference as part of this Form 8-K:

         Exhibit No.                      Description
         -----------                      -----------

         16 Letter of November 13, 2008 of Murrell, Hall, McIntosh & Co., PLLP of Oklahoma City, Oklahoma, the principal independent registered public accountants of agreeing with the statements made in this Form 8-K by Sooner Holdings, Inc. concerning Sooner's change of principal independent accountants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Sooner Holdings, Inc.

November 17, 2008
                                                     /s/ R.C. Cunningham II
                                                     ----------------------
                                                     R.C.  Cunningham  II  Chief
                                                     Executive    Officer    and
                                                     President

                              Sooner Holdings, Inc.
                           Commission File No. 0-18344

                                  EXHIBIT INDEX

                                    FORM 8-K
                                 CURRENT REPORT
         Date of Report (Date of earliest event reported): July 31, 2008


         The following exhibits are filed, by incorporation by reference, as part of this Form 8-K:

         Exhibit No.                      Description
         -----------                      -----------

         16 Letter of November 13, 2008 of Murrell, Hall, McIntosh & Co., PLLP of Oklahoma City, Oklahoma, the principal independent registered public accountants of agreeing with the statements made in this Form 8-K by Sooner Holdings, Inc. concerning Sooner's change of principal independent accountants.